WARRANT AGREEMENT

         THIS WARRANT AGREEMENT (this "Agreement") is made and entered into as of January 27, 1998, between BETA OIL & GAS, INC., a Nevada corporation (the "Company") and J. CHRIS STEINHAUSER, an individual ("Holder").

                                                   R E C I T A L S

         WHEREAS, the Company proposes to issue to Holder 100,000 warrants (the "Warrants"), each such Warrant entitling the holder thereof to purchase one share of Common Stock, $0.001 par value, of the Company (the "Shares" or the "Common Stock"); and

         WHEREAS, the Warrants which are the subject of this Agreement will be issued by the Company to Holder as part of consideration payable to Holder in connection with services rendered by the Holder to the Company as Chief Financial Officer of the Company.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                                                  A G R E E M E N T

         1. Warrant Certificates. The warrant certificates to be delivered pursuant to this Agreement (the "Warrant Certificates") shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Warrant Agreement.

         2. Vesting. The warrants shall vest as follows: (a) 25,000 warrants shall be immediately vested upon the execution of this Agreement; (b) 25,000 warrants shall vest upon the date which is Holder's one year anniversary of employment with the Company; (c) 25,000 warrants shall vest upon the date which is Holder's two year anniversary of employment with the Company; and (d) 25,000 warrants shall vest upon the date which is Holder's three year anniversary of employment with the Company. If Holder shall cease his employment with the Company, for any reason, Holder shall be entitled only to those warrants which vested as of the date of termination of employment. All nonvested warrants shall be forfeited.

         3. Right to Exercise Warrants. Subject to the provisions of paragraph 2 above, each Warrant may be exercised from the date of this Agreement until 11:59 P.M. (Los Angeles time) on the date that is five years after the date of this Agreement (the "Expiration Date"). Each Warrant not exercised on or before the Expiration Date shall expire.

         Each Warrant shall entitle its holder to purchase from the Company one share of Common Stock at an exercise price of $3.75 per share, subject to adjustment as set forth below ("Exercise Price").

         The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates which evidence fractional shares of capital stock. In the event that a fraction of an Exercisable Share would, except for the provisions of this paragraph 2, be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the current market value of the Exercise Share. For purposes of this paragraph 2, the current market value shall be determined as follows:

                  (a) if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the last business day prior to the date on which this Warrant is exercised, or, if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose.

                  (b) if the Exercise Shares are listed or traded on a national securities exchange or in the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded or in the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this Clause (b) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed on in the NASDAQ Reporting System; or

                  (c) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

         4. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed prior to its expiration date, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest.

         5. Reservation of Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy its obligation to issue Shares upon exercise of Warrants, the full number of Shares deliverable upon the exercise of all outstanding Warrants.

         The Company covenants that all Shares which may be issued upon exercise of Warrants will be validly issued, fully paid and nonassessable outstanding Shares of the Company.

         6. Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant Agreement or otherwise, prior to exercise of this Warrant, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company of any other matter.

         7. Investment Intent. Holder represents and warrants to the Company that Holder is acquiring the Warrants for investment and with no present intention of distributing or reselling any of the Warrants.

         8. Certificates to Bear Language. The Warrants and the certificate or certificates therefor shall bear the following legend by which each holder shall be bound:

                  "THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

                  The Shares and the certificate or certificates evidencing any such Shares shall bear the following legend:

                  "THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

         Certificates for Warrants without such legend shall be issued if such warrants or shares are sold pursuant to an effective registration statement under the Securities Act of 1933 (the "Act") or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Act.

         9. Registration Rights. The Company is obligated to register the shares of Common Stock underlying the Warrants in any subsequent registration statement filed by the Company with the Securities and Exchange Commission, so that holders of such Common Stock shall be entitled to sell the same simultaneously with and upon the terms and conditions as the securities sold for the account of the Company are being sold pursuant to any such registration statement, subject to such lock-up provisions as may be proposed by the underwriter of said registration statement and agreed to by the investors (the "Piggyback Registration Right"). In such registration, the Company shall pay all its expenses and filing fees and shall make a reasonable number of copies of the registration statement and any prospectus available to holders. The Company will not pay any selling commissions or similar expenses incurred by Seller or of any counsel or other representative of a seller.

         10. Adjustment of Number of Shares and Class of Capital Stock Purchasable. The Number of Shares and Class of Capital Stock purchasable under this Warrant Agreement are subject to adjustment from time to time as set forth in this Section.

                  (a)  Adjustment for Change in Capital Stock.  If the Company:

                      (i) pays a dividend or makes a distribution on its Common Stock, in each case, in shares of its Common Stock;

                      (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

                      (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

                      (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                      (v) issues by reclassification of its shares of Common Stock any shares of its capital stock;

then the number and classes of shares purchasable upon exercise of each Warrant in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter exercised may receive the number and classes of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action.

                  For a dividend or distribution the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

                  If after an adjustment the holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among the classes of capital stock. After such allocation, that portion of the Exercise Price applicable to each share of each such class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Agreement. Notwithstanding the allocation of the Exercise Price between or among shares of capital stock as provided by this Section 9, a Warrant may only be exercised in full by payment of the entire Exercise Price currently in effect.

                  (b) Consolidation, Merger or Sale of the Company. If the Company is a party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company's obligations under this Warrant Agreement. Upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger or transfer if the holder had exercised the Warrant immediately before the effective date of such transaction. As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the Warrant to, concurrently with the consummation of such transaction, assume the Company's obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this
Section 9.

         11. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or Holder shall bind and inure to the benefit of their respective successor and assigns hereunder.

         12. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute by one and the same instrument.

         13. Notices. All notices or other communications under this Warrant shall be in writing and shall be deemed to have been given if delivered by hand or mailed by certified mail, postage prepaid, return receipt requested, addressed as follows: if to the Company: Beta Oil & Gas, Inc., 901 Dove Street, Suite Suite 230, Newport Beach, California, 92660, Attention: Chief Executive Officer, and to the Holder: at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

         Either the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 12.

         14. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant Agreement without the approval of any Holders of Warrants in order to cure any ambiguity or to be correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interest of the Holder.

         15. Severability. If for any reason any provision, paragraph or term of this Warrant Agreement is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

         16. Governing Law and Venue. This Warrant shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed and construed in accordance with the laws of said State. Any proceeding arising under this Warrant Agreement shall be instituted in Orange County, State of California.

         17. Headings. Paragraphs and subparagraph headings, used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant Agreement nor constitute a part of this Warrant Agreement for any other purpose.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

"COMPANY"                                                   "HOLDER"

BETA OIL & GAS, INC.                                        J. CHRIS STEINHAUSER



---------------------------------
BY: Steve Antry                                             J. Chris Steinhauser
ITS: President




                                                                            EXHIBIT A

NUMBER __                                                                                                               WARRANT
                                                                                                                 Warrant to Purchase

                                                                                                                        Shares
                                                                      BETA OIL & GAS, INC.                          see reverse for
                                                                  COMMON STOCK PURCHASE WARRANT                  certain definitions

                                       will be void if not exercised prior to 11:59 P.M. Pacific Time on __________, 2002

This Certifies that for value received,

the registered holder or assigns ("Holder"),





is entitled to purchase  from Beta Oil & Gas,  Inc., a Nevada  corporation  (the
"Company")  at any time after 9:00 A.M.  Eastern Time on January 27, 1998 at the purchase price per share of $3.75 (the "Warrant Price"), the number of shares of
Common Stock of the Company set forth above (the "Shares"). The number of shares purchasable upon exercise of each warrant evidenced hereby and the Warrant Price per Share shall be subject to  adjustment  from time to time as set forth in the
Warrant  Agreement  referred to below.  The Warrants expire on January 27, 2003.
Holders will not have any rights or  privileges of  shareholders  of the Company prior to exercise of the Warrants.  Holders of the Warrants evidenced hereby and the shares of Common Stock  issuable  upon exercise  hereof have certain  rights with respect to registration with the Securities and Exchange  Commission of the
Warrants and Common Stock  issuable upon  exercise  hereof.  These  registration rights are set forth in that certain  Warrant  Agreement  of even date  herewith pursuant to which this Warrant Certificate has been issued. Further, the Warrant
Agreement  includes  certain  vesting  provisions  which may affect the Holder's right to exercise the Warrants. The Warrant evidenced hereby may be exercised in whole or in part by presentation of this Warrant  certificate  with the Purchase
Form on the reverse side hereof fully  executed  (with a signature  guarantee as provided on the reverse  side  hereof) and  simultaneous  payment of the Warrant
Price (subject to adjustment) at the principal office of the Company. Payment of such price  shall be made at the  option of the  holder in cash or by  certified check or bank draft. The Warrants evidenced hereby are part of a duly authorized issue of Common Stock Purchase  Warrants with rights to purchase an aggregate of up to 400,000 shares of Common Stock of the Company.  Upon any partial  exercise of the Warrant evidenced hereby,  there shall be countersigned and issued to the
Holder a new  Warrant  Certificate  in  respect  of the  Shares  as to which the
Warrants   evidenced  hereby  shall  not  have  been  exercised.   This  Warrant
Certificate  may be  exchanged at the office of the Company by surrender of this
Warrant  Certificate   properly  endorsed  with  a  signature  guarantee  either
separately or in combination with one or more other Warrants for one or more new
Warrants to purchase  the same  aggregate  number of Shares as  evidenced by the
Warrant or  Warrants  exchanged.  No  fractional  Shares will be issued upon the exercise of rights to  purchase  hereunder,  but the Company  shall pay the cash value of any  fraction  upon the  exercise of one or more  Warrants.  The Holder hereof may be treated by the Company  and all other  persons  dealing  with this
Warrant  Certificate  as the  absolute  owner hereof for all purposes and as the person  entitled to exercise the rights  represented  hereby,  any notice to the contrary notwithstanding,  and until such transfer is on such books, the Company may treat the Holder as the owner for all purposes.




Dated: __________, 1998                                                                                   BETA
OIL & GAS, INC.





                                    Secretary
Chief Executive Officer


                                                                      SEE LEGEND ON REVERSE





THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN REGISTERED UNDER
THE  SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),  OR THE SECURITIES  LAWS OF
CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED
OR  OTHERWISE  DISPOSED  OF EXCEPT  PURSUANT  TO (i) AN  EFFECTIVE  REGISTRATION
STATEMENT  UNDER  THE ACT AND ANY  APPLICABLE  STATE  LAWS,  (ii) TO THE  EXTENT
APPLICABLE,  RULE 144 UNDER THE ACT (OR ANY SIMILAR  RULE UNDER THE ACT RELATING
TO THE  DISPOSITION  OF  SECURITIES),  OR (iii) AN OPINION OF  COUNSEL,  IF SUCH
OPINION  SHALL BE  REASONABLY  SATISFACTORY  TO COUNSEL TO THE  ISSUER,  THAT AN
EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.


                              ELECTION TO PURCHASE

         The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase _______________________ shares of Common Stock of Beta
Oil & Gas, Inc. and hereby makes payment of $_________ (at the rate of $________ per share) in payment of the Exercise Price pursuant hereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

         The undersigned represents and warrants that the exercise of the within Warrant was solicited by the member firm of the National Association of Securities Dealers, Inc. ("NASD") listed below. If not solicited by an NASD member, please write "unsolicited" in the space below.

                                    ------------------------------------------------------
                                            (Insert Name of NASD Member or "Unsolicited")

Dated: ________________, 19______

                                    Signature: _____________________________________________



                                                             INSTRUCTIONS FOR REGISTRATION OF SHARES

Name (print) __________________________________________________________________

Address (print) ________________________________________________________________


                                   ASSIGNMENT

         FOR VALUE  RECEIVED,  ____________________________________  does hereby
sell,              assign             and             transfer              unto
___________________________________________________,   the  right  to   purchase
________________shares of Common Stock of Beta Oil & Gas, Inc., evidenced by the
within   Warrant,   and  does   hereby   irrevocably   constitute   and  appoint
__________________________________________  attorney to  transfer  such right on the  books of Beta Oil & Gas,  Inc.,  with  full  power of  substitution  on the premises.

Dated: ________________, 19______

                                    Signature: _____________________________________________

Notice:  The  signature of Election to Purchase or  Assignment  must  correspond  with the name as written upon the face of the within Warrant in every  particular  without  alteration or enlargement or any change  whatsoever.  The signature(s)  must by  guaranteed  by an eligible  guarantor  institution  (Banks,  Stockbrokers,  Savings and Loan
Associations  and  Credit  Unions  with  membership  in  an  approved  signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.
                                                                          -----------------------------------------
                                                                                                Signature Guarantee
